UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2023

The Sherwin-Williams Company
(Exact Name of Registrant as Specified in Charter)

Ohio		1-04851	34-0526850
(State or other jurisdiction of incorporation)		(Commission file number)	(I.R.S. Employer Identification No.)

101 West Prospect Avenue
Cleveland,	Ohio		44115-1075
(Address of principal executive offices)			(Zip Code)
(216) 566-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.33-1/3 per share	SHW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.
On April 19, 2023, The Sherwin-Williams Company ("Sherwin-Williams") held its Annual Meeting of Shareholders ("Annual Meeting"). The final voting results for the proposals submitted for a vote of shareholders at the Annual Meeting are set forth below.

Proposal 1. The shareholders elected the following 9 nominees as directors of Sherwin-Williams to serve until the next Annual Meeting and until their successors are elected. The voting results for the 9 nominees are as follows:

Name	For	Against	Abstentions	Broker Non-Votes

Kerrii B. Anderson	200,309,277	8,496,138	1,169,613	19,192,023
Arthur F. Anton	193,311,479	15,380,700	1,282,849	19,192,023
Jeff M. Fettig	198,767,285	9,873,909	1,333,834	19,192,023
John G. Morikis	199,587,612	9,098,201	1,289,215	19,192,023
Christine A. Poon	205,480,409	3,308,640	1,185,979	19,192,023
Aaron M. Powell	206,790,740	1,980,650	1,203,638	19,192,023
Marta R. Stewart	206,510,506	2,230,656	1,233,866	19,192,023
Michael H. Thaman	205,632,924	3,079,185	1,262,919	19,192,023
Matthew Thornton III	207,051,412	1,685,548	1,238,068	19,192,023

Proposal 2. The shareholders approved, on an advisory basis, the compensation of the named executives. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
195,061,905	13,283,224	1,629,899	19,192,023

Proposal 3. The shareholders approved, on an advisory basis, the frequency of "1 year" for the holding of the advisory vote on the compensation of the named executives. The voting results are as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
203,949,045	1,294,514	3,987,843	743,626	19,192,023

Based on the results of this advisory vote, and consistent with the Board’s recommendation, the Board determined that the advisory vote on executive compensation will be held every year until the next required shareholder advisory vote on the frequency of the advisory vote on executive compensation.

Proposal 4. The shareholders approved the ratification of the appointment of Ernst & Young LLP as Sherwin-Williams' independent registered public accounting firm for 2023. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
218,709,363	9,669,947	787,741	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

April 24, 2023	By:	/s/ Stephen J. Perisutti
	Name:	Stephen J. Perisutti
	Title:	Vice President, Deputy General Counsel and Assistant Secretary